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                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |
Check the appropriate box:
| | Preliminary Proxy Statement            | | Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
| | Definitive Proxy Statement
| | Definitive Additional Materials
|X| Soliciting Material Under Rule 14a-12



                              FRITZ COMPANIES, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    |X| No fee required.
    | | Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
    (1) Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     | | Fee paid previously with preliminary materials:

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     || Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing Party:

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     (4)  Date Filed:


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THE FOLLOWING IS A NEWSLETTER MADE AVAILABLE BY FRITZ COMPANIES, INC. TO
EMPLOYEES BEGINNING FEBRUARY 15, 2001:


THE GLOBALEXCHANGE

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UPS / FRITZ / GFS INTEGRATION NEWSLETTER                          2001, ISSUE 1
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UPS, FRITZ, INTEGRATION TEAM MEETS IN SAN FRANCISCO

Following the January 10 announcement of United Parcel Service's intent to acquire Fritz Companies, the process of planning the integration of two powerhouse organizations began.

Integration team members from United Parcel Service and Fritz Companies met for the first time in San Francisco on January 22 to get down to the business of planning the combination of two global entities.

Although the transaction is not expected to close until some time this spring, after Fritz Companies' shareowners vote on the proposed merger, and the receipt of other approvals, the integration planning is under way.

The integration will also include blending in UPS's freight forwarding operation -- Global Forwarding Services, which consists of Unistar U.S.A., Atlas Air, and UPS Italia, following the closing.

"This merger of Fritz Companies with UPS is good for Fritz Companies but more importantly, it is good for Fritz people," stated Fritz Companies Chairman and CEO Lynn Fritz. "We are very excited about the powerful combination that UPS and Fritz will create. We have grown into an industry force over the past 67 years, but we can do even more with UPS's systems, network and vision of enabling global commerce."

UPS Business Unit Manager David Abney also commented on the recently announced merger plans during the meeting. "On behalf of the 359,000 UPS people worldwide
- welcome," remarked David. "This merger should allow UPS to offer a broad, integrated portfolio of services moving everything from small packages to heavy freight, by any mode of transport, anywhere in the world. Freight forwarding, customs brokerage and logistics customers of Fritz will gain easier access to global supply chain management, service parts logistics and financial offerings through UPS."

The integration team members are charged with integrating the various groups. They're evaluating and making recommendations on all aspects of the integration, from operations, finance, and human resources to sales and marketing and legal.

Once the deal is completed, Fritz employees will continue to be employed by Fritz, which will be a UPS subsidiary. GFS employees are expected to be blended into Fritz shortly after the closing. Fritz will operate as a part of UPS's Corporate Development Group.

Fritz is one of the world's leading freight forwarding, customs brokerage, and logistics concerns with over 10,500 employees operating out of 400 facilities in more than 120 countries.

UPS is the world's largest express carrier and largest package delivery company with over 361,000 employees operating out of over 2000 facilities in over 200 countries and territories.


WELCOME TO THE GLOBAL EXCHANGE
FROM THE EDITOR'S DESK

Welcome to the first issue of the Global Exchange. A newsletter designed to provide you -- the people of Fritz Companies and UPS Global Forwarding Services -- with information about the pending merger.

These are exciting times. The world economy is becoming increasingly global and supply chain management is fueling the engine that is driving global commerce.

Together, the joining of Fritz Companies and UPS will enhance our ability to provide global solutions to customers worldwide. Both UPS and Fritz Companies have amazing legacies of dedicated people keeping promises to the customers who trust us with their shipments.

The goal of the upcoming integration of these two organizations is to become one group with one mission - to help enable global commerce through the movement of goods, information and funds.

While these are exciting times, filled with the promise of growth, they're also times of change and anxiety.

The GLOBALEXCHANGE will provide the information and answers to your questions to help reduce those anxieties as we move through the integration process. Some answers will be available earlier than others. But when they do become available, I will communicate them to you.

Sincerely,
Mark Soutter, Editor

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THE UPS CHARTER
invites all of us to bring our best to UPS.

OUR VALUES
OUR ENDURING BELIEFS

We believe that integrity and excellence are the core of all we do.

We believe that attention to our customers' changing needs is central to the success of UPS.

We believe that people do their best when they feel pride in their contributions, when they are treated with dignity, and when their talents are encouraged to flourish in an environment that embraces diversity.

We believe that innovation fortifies our organization through the discovery of new opportunities to serve our people and our customers.

OUR PURPOSE
WHY WE'RE IN BUSINESS

WE ENABLE GLOBAL COMMERCE

OUR MISSION
WHAT WE SEEK TO ACHIEVE

We fulfill our promise to our constituents throughout the world in the following ways:

We serve the evolving distribution, logistics, and commerce needs of our customers worldwide, offering excellence and value in all we do.

We primarily sustain a financially strong employee-owned company that provides a long-term competitive return to our shareowners.

We strive to be a responsible and well regarded employer by providing our people with an impartial, rewarding, and cooperative environment with the opportunity for advancement.

We build upon our legacy as a caring and responsible corporate citizen through the conduct of our people and company in the communities we serve.

OUR STRATEGY
THE UPS PLAN OF ACTION

SUSTAIN THE CORE. CREATE THE FUTURE

We will invest in and continue to grow our core business of worldwide distribution and logistics.

We will build additional competencies in the integration of goods, funds, and information flows around the globe.

We will harness the appropriate technology to create new services and strengthen our operations and networks.

We will attract and develop the most talented people whose initiative, good judgment and loyalty will help realize our company's mission.

We will continually study customers' behavior, anticipate their needs, and design our products and services to exceed their expectations.

We will create a practice of innovation that leads to sustainable growth.

We will develop an environment that enables us to treat each customer and delivery as if it is our only one.


                           UNITED PARCEL SERVICE FACTS

                         Founded           1907

                         H.Q.              Atlanta, Ga.

                         Chairman
                         and CEO           Jim Kelly

                         Employees         359,000

                         Service Area      200 Countries

                         2000 Revenues     29.8 Billion


FRITZ COMPANIES MISSION STATEMENT

To lead our industry with best in class customer satisfaction and growth.

This will be achieved by developing accountability through focus, measurement, process and by consistently meeting our commitments while adhering to sound business basics.

FRITZ COMPANIES CORE VALUES:

     o To work hard to exceed the expectations of our customers.

     o We take pride in our work and our company.

     o We conduct business with integrity and trust.

     o We respect each other and recognize excellent performance.

     o We believe in continuous improvement - a passion to be better.

     o We believe in being a good corporate neighbor.

     o Being responsive underlies everything we do.

     o And we believe quality growth and increasing profits are the result.


                              FRITZ COMPANIES FACTS

                         Founded           1933

                         H.Q.              San Francisco

                         Chairman          Lynn Fritz
                         and CEO

                         Employees         10,500

                         Service Area      120 Countries

                         2000 (Gross)      1.6 Billion
                         Revenues


2  UPS/Fritz/GFS Integration Newsletter


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Except for historical information contained herein, the statements made in this document constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the intent, belief or current expectations of UPS and its management regarding the company's strategic directions, prospects and future results, as well as statements relating to regulatory approvals required in connection with the proposed transaction, the prospects and financial condition of the combined operations of UPS and Fritz, the ability of the parties to successfully consummate the transaction and integrate the operations of the combined enterprises and other statements relating to future events and financial performance. Such forward-looking statements involve certain risks and uncertainties. Important factors may cause actual results to differ materially from those contained in forward-looking statements. These include the failure of the proposed transaction to be completed for any reason, the competitive environment in which UPS operates, economic and other conditions in the markets in which UPS operates, strikes, work stoppages and slowdowns, governmental regulation, increases in aviation and motor fuel prices, cyclical and seasonal fluctuations in operating results and other risks discussed in filings that UPS has made with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, which discussions are incorporated herein by reference.

UPS and Fritz will be filing a joint proxy statement/ prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission. THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION, AND WE URGE INVESTORS TO READ THEM. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. PLEASE READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

In this document, Fritz Companies makes forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our operations and the Merger. Also, when we use any of the words "believes", "expects", "anticipates" or similar expressions, we are making forward-looking statements. Many possible events or factors could affect the future financial results and performance of Fritz Companies and the Merger. Such possible events or factors could cause results or performance to differ materially from those expressed in our forward-looking statements and are set forth in Fritz Companies' filings with the United States Securities and Exchange Commission (the "SEC"), which include, without limitation, possible events or factors with respect to the Merger.

Fritz Companies and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about such directors and executive officers, including information about their ownership of Fritz Companies stock, can be found in the Fritz Companies proxy statement, dated August 18, 2000, for its 2000 annual meeting of stockholders.


3  UPS/Fritz/GFS Integration Newsletter